SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

PIONEER TAX ADVANTAGED BALANCED TRUST

(Name of Registrant as Specified in Its Charter)

WESTERN INVESTMENT LLC
WESTERN INVESTMENT HEDGED PARTNERS L.P.
WESTERN INVESTMENT ACTIVISM PARTNERS LLC
WESTERN INVESTMENT TOTAL RETURN MASTER FUND LTD.
BENCHMARK PLUS INSTITUTIONAL PARTNERS, L.L.C.
BENCHMARK PLUS MANAGEMENT, L.L.C.
BENCHMARK PLUS PARTNERS, L.L.C.
ARTHUR D. LIPSON
SCOTT FRANZBLAU
ROBERT FERGUSON
MATTHEW S. CROUSE

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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Western Investment LLC (“Western”), together with the other with the other participants named herein, is filing materials contained in this Schedule 14A with the Securities and Exchange Commission (the “SEC”) relating to the definitive proxy statement (the “Proxy Statement”) and accompanying proxy cards filed with the SEC on May 10, 2007 and to be used in connection with the annual meeting of stockholders of Pioneer Tax Advantaged Balanced Trust (the “Company”) scheduled to be held on June 8, 2007 (the “Annual Meeting”), to solicit votes in support of the election of Western’s slate of director nominees at the Annual Meeting. Western urges stockholders to read the Proxy Statement because it contains important information.

On May 16, 2007, Western delivered the following presentation to Institutional Shareholder Services Inc.:

Western Investment LLC

Pioneer Tax Advantaged Balanced Trust
Annual Meeting

June 8, 2007

1

538316

The Western Group

- Western and Benchmark Plus Management, L.L.C. combined own over 9.8% of the outstanding shares.
- Western held 1,662,841 Common Shares.
- BPM held 1,164,960 Common Shares.

2

Stockholder Representation on the Board

- We are seeking stockholder representation on the PBF Board because the board has been indifferent to losses incurred by selling stockholders and the incumbents have failed to adequately address the persistent and deep discount to NAV at which PBF trades

3

Our Goals:

- Improve PBF's performance and reduce the NAV discount.

- Seeking minority representation, not control: 3 seats on a 9 member board.

- We have no intention of seeking to open-end or liquidate PBF.

4

Overboarded and Too Connected

Incumbents:

- Mr. Cogan sits on the Board of 81 other Pioneer Funds.
- Mr. Bock sits on the Board of 81 other Pioneer Funds.
- Mr. West sits on the Board of 32 other Pioneer Funds.

5

Our interests are aligned with all Stockholders

What we bring to the Board:

- Commitment to Good Governance.
- Stockholder Representation in the Boardroom.
- Active, Engaged Oversight.
- Talent, Expertise and Experience.
- **Focus on Realization of Full Value through a managed distribution policy or share repurchases at a discount to NAV.**

6

Discounted Market Value

- A modest discount to NAV is normal and acceptable.
- A persistent and *double-digit deep* discount for years is not.
- Discount reflects the market's response to the Board's failure to respond to the interests of shareholders.
- The discount is an immediate loss to selling stockholders.
- The discount is not an "opportunity" to selling stockholders.

7

Losses Due to Discount

- **A discount of over 18%, plus the initial sales load of 4.5%, has resulted in possible lost value of over 20% to original shareholders**

  $1.00 x .955 x .8165 = $0.78

  December 22, 2005 / NAV $14.77, Market $12.06, Discount 18.35%

8

PBF Discount to Net Asset Value Since Inception
10.00
5.00
0.00
(5.00)
(10.00)
(15.00)
(20.00)
1/30/04
3/30/04
5/30/04
7/30/04
9/30/04
11/30/04
1/30/05
3/30/05
5/30/05
7/30/05
9/30/05
11/30/05
1/30/06
3/30/06
5/30/06
7/30/06
9/30/06
11/30/06
1/30/07
3/30/07

9

Managed Distributions:
Impact on Valuations, Discounts / Premiums

6
4
2
0
-2
-4
-6
-8
-10
-12
-14
Discount / Premium
BLU
SOR
GAB
ZF
ASG
USA
GAM
ADX
TY
4
6
8
10
12
14
16
18
20
NAV Total returns for Trailing 3 Years
Fund with 2.5% Q MDP
Fund without MDP

Adopted by an increasing number of closed-end funds

10

Managed Distributions:

- Provides stockholders with stable distributions.
- Managed Distributions have had a history of reducing discounts.
- No change in fund’s closed-end fund structure.
- May create support for a fund’s common stock in declining markets.

11

Stockholders Deserve:

- A voice in the PBF boardroom.
- The opportunity to elect directors who's interests are aligned with theirs.
- Effective oversight of the fund manager.
- An amelioration of the persistent and overly deep discount to NAV at which the PBF's shares trade.

12

Our Nominees

- Highly Qualified
- Professional
- Accomplished
- Experienced

13

Arthur D. Lipson

Has successfully managed private investment partnerships since 1995. Principal of Western Investment, he has been the sole managing member or investment manager, specializing in undervalued stocks since 1997. Mr. Lipson first started working on Wall Street at Goldman Sachs in 1968 as a quantitative analyst, and also worked at Lehman Brothers and Paine Webber where he was responsible for all fixed income research at both firms. He is a known leader in the industry, and created, among other things, the Lehman Brothers Bond Indices. Mr. Lipson received a Masters of Science from Columbia University and a Bachelor of Science from the California Institute of Technology.

14

Robert Ferguson

Has served as a principal of Benchmark Plus Management, LLC and the managing member of Benchmark Plus Partners, since 1997. Benchmark Plus Partners is in the business of acquiring, holding and disposing of investments in various companies. Mr. Ferguson received a Master of Business Administration degree from The Wharton School of Business, University of Pennsylvania and a Bachelor of Science degree in Business Administration from Oregon State University.

15

Matthew S. Crouse

Has served as portfolio manager at Western Investment LLC since February 2003. From January 2002 to January 2003, he served as the Manager of Market Risk Control for Duke Energy, a utility company with an affiliated real estate operation. From June 2000 to December 2001, he served as Manager/Director of Research for the New Power Company, a retail energy supplier. Mr. Crouse received a PhD. In Electrical Engineering from Rice University and a Masters of Business Administration from the University of Houston.

16

VOTE THE GOLD PROXY

VOTE FOR THE SLATE THAT IS COMMITTED TO THE REALIZATION OF FULL VALUE THROUGH CORPORATE DEMOCRACY.

17

CERTAIN INFORMATION CONCERNING WESTERN INVESTMENT LLC

Western Investment LLC (“Western”), together with the other Participants (as defined below), made a filing on May 10, 2007 with the Securities and Exchange Commission (the “SEC”) of a proxy statement (the “Proxy Statement”) and accompanying proxy cards to be used to, among other things, solicit votes in support of the election of the Participants’ slate of director nominees at the annual meeting of Pioneer Tax Advantaged Balanced Trust (the “Company”) scheduled for June 8, 2007 (the “Annual Meeting”).

Western advises all stockholders of the Company to read the Proxy Statement and other proxy materials relating to the Annual Meeting as they become available because they contain important information. Such proxy materials are available at no charge on the SEC’s web site at http://www.sec.gov. In addition, the Participants in the solicitation will provide copies of the proxy materials, without charge, upon request. Requests for copies should be directed to the Participants’ proxy solicitor, Innisfree M&A Incorporated, at its toll-free number: (888) 750-5834 or by e-mail at: mbrinn@innisfreema.com.

The Participants in the proxy solicitation are Western, Western Investment Hedged Partners L.P., Arthur D. Lipson, Western Investment Activism Partners LLC, Western Investment Total Return Master Fund Ltd., Benchmark Plus Institutional Partners, L.L.C., Benchmark Plus Partners, L.L.C., Benchmark Plus Management, L.L.C., Scott Franzblau, Robert Ferguson and Matthew S. Crouse (the “Participants”). Information regarding the Participants and their direct or indirect interests is available in the Schedule 13D jointly filed with the SEC on January 21, 2007, as subsequently amended on February 27, 2007 and March 19, 2007, and the Proxy Statement.